UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21869

NEXPOINT STRATEGIC OPPORTUNITIES FUND

(Exact name of registrant as specified in charter)

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

NexPoint Advisors, L.P.

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (866) 351-4440

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Item 1. Reports to Stockholders.

A copy of the Semi-Annual Report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

NexPoint Strategic Opportunities Fund

Semi-Annual Report

June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (highlandfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically by contacting your financial intermediary (such as a brokerdealer or bank) or, if you are a direct investor, by contacting the Funds’ transfer agent at 1-866-351-4440. Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-866-351-4440 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a Fund.

NexPoint Strategic Opportunities Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information. We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;
•	Web site information, including any information captured through the use of “cookies”; and
•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information. We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

FUND PROFILE (unaudited)

NexPoint Strategic Opportunities Fund

Objective

NexPoint Strategic Opportunities Fund seeks to provide both current income and capital appreciation.

Net Assets as of June 30, 2019

$1.019 billion

Portfolio Data as of June 30, 2019

The information below provides a snapshot of NexPoint Strategic Opportunities Fund at the end of the reporting period. NexPoint Strategic Opportunities Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 6/30/2019 (%)(1)(2)

B	65.2
C	—
D	5.8
NR	29.0

Top 5 Sectors as of 6/30/2019 (%)(1)(2)

Real Estate and Real Estate Investment Trust	47.0
Financial	19.9
Energy	7.3
Information Technology	4.2
Communication Services	4.2

Top 10 Holdings as of 6/30/2019 (%)(1)(2)

NexPoint Real Estate Opportunities, LLC (Common Stocks)	27.2
Jernigan Capital, Inc. (Preferred Stocks)	11.2
FREMF Mortgage Trust, Series 2018-KC02, Class C	5.1
FREMF Mortgage Trust, Series 2018-K80, Class D	4.4
Specialty Financial Products, Ltd. (Common Stocks)	3.8
TerreStar Corporation (Common Stocks)	3.8
NexPoint Real Estate Capital, REIT (Common Stocks)	3.6
Fortinet, Inc. (Common Stocks)	3.0
Pioneer Natural Resources (Common Stocks)	2.6
Grayson CLO, Ltd (Preferred Stocks)	2.3

(1)

Quality is calculated as a percentage of total bonds & notes. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Quality Ratings are subject to change.

(2)	Sectors and holdings are calculated as a percentage of total net assets.

Semi-Annual Report	1

FINANCIAL STATEMENTS

June 30, 2019	NexPoint Strategic Opportunities Fund

A guide to understanding each Fund’s financial statements

Investment Portfolio	The Investment Portfolio details all of the Fund’s holdings and its market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and noninvestment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement details how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, certain of its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

2	Semi-Annual Report

INVESTMENT PORTFOLIO (unaudited)

As of June 30, 2019	NexPoint Strategic Opportunities Fund

Shares		Value ($)

Common Stock - 64.2%

CHEMICALS (a) - 0.0%
25,250	Venator Materials	133,573
661,330	Vertellus Specialties Inc. (b)(c)	310,825

		444,398

COMMUNICATION SERVICES - 2.1%
6,885	iHeartMedia (a)	103,619
309,137	Metro-Goldwyn-Mayer, Inc.	20,866,748

		20,970,367

CONSUMER DISCRETIONARY - 0.0%
3,532	K12, Inc. (a)	107,408

ENERGY - 5.7%
336	California Resources (a)	6,613
67,200	Continental Resources, Inc. (a)	2,828,448
9,000	EOG Resources	838,440
368,680	Fieldwood Energy LLC	11,636,463
1,553,365	NextDecade Corp. (a)(d)	9,817,267
116,500	Petroleo Brasileiro ADR	1,813,905
173,800	Pioneer Natural Resources	26,740,868
40	Transocean (a)	256
63,500	Transportadora de Gas del Sur ADR	918,210
30,885	Williams Cos., Inc.	866,015
159,800	YPF ADR (d)	2,909,958

		58,376,443

FINANCIAL - 4.1%
47,354	American Banknote Corp. (b)	135,906
10,000	Banco Macro SA ADR	728,500
40,000	BBVA Banco Frances ADR	452,800
18,100	CIT Group, Inc.	950,974
70,240	Grupo Supervielle SA ADR (d)	553,491
38,901,417	Specialty Financial Products, Ltd. (b)(e)	38,652,448

		41,474,119

GAMING/LEISURE - 0.0%
14	LLV Holdco LLC - Litigation Trust Units (b)(e)	—
26,712	LLV Holdco LLC - Series A, Membership Interest (b)(e)	—
144	LLV Holdco LLC - Series B, Membership Interest (b)(e)	—

		—

HEALTHCARE - 3.0%
318,200	Bristol-Myers Squibb	14,430,370
1,700	Celgene (a)	157,148
50,000	Paratek Pharmaceuticals, Inc. (a)(d)	199,500
20,400	Patterson Cos., Inc.	467,160
553,194	Portola Pharmaceuticals, Inc. (a)(d)	15,008,153

		30,262,331

HOUSING - 0.0%
368,150	Westgate Investments LLC (b)	—

INDUSTRIALS - 1.6%
593,403	America Airports (a)	4,788,762
98,044	American Airlines Group, Inc.	3,197,215

Shares		Value ($)

INDUSTRIALS (continued)
356,875	MPM Holdings, Inc. (a)	1,784,375
8	Pendrell Corp. (a)(d)	1,200,000
27,900	Raytheon	4,851,252

		15,821,604

INFORMATION TECHNOLOGY - 4.5%
82,200	Applied Materials	3,691,602
1,900	Arista Networks (a)	493,278
78,271	Avaya Holdings Corp. (a)	932,208
94,433	CDK Global, Inc.	4,668,767
397,800	Fortinet, Inc. (a)(d)	30,562,974
74,000	Intel Corp.	3,542,380
1	MagnaChip Semiconductor (a)	10
19,200	NXP Semiconductors	1,874,112

		45,765,331

MATERIALS - 0.1%
5,750	Huntsman	117,530
11,164	Omnimax International, Inc. (a)(b)	780,779

		898,309

MEDIA AND TELECOMMUNICATIONS - 0.0%
13,722	Loral Space & Communications, Inc. (a)	473,546

METALS & MINERALS - 0.3%
272,400	Loma Negra Cia Industrial Argentina ADR (a)	3,187,080

PHARMACEUTICALS (a) - 2.0%
269,500	Aerie Pharmaceuticals, Inc.	7,963,725
35,988	Collegium Pharmaceutical, Inc.	473,242
569,391	Heron Therapeutics, Inc.	10,584,979
210,000	TG Therapeutics, Inc. (d)	1,816,500

		20,838,446

REAL ESTATE - 4.5%
607,781	Allenby (b)(e)	—
1,945,733	Claymore (b)(e)	2
28,993	Cresud SACIF y A ADR (a)	303,847
11,389,726	NexPoint Real Estate Capital (b)	36,578,104
5,810	IRSA Inversiones y Representaciones ADR (a)(d)	56,822
1,208	IRSA Propiedades Comerciales Sa ADR (d)	25,235
79,685	NexPoint Residential Trust , REIT (e)	3,298,959
357,117	Postal Realty Trust, Class A , REIT (a)	5,624,593

		45,887,562

REAL ESTATE INVESTMENT TRUST - 29.2%
233,732	Bluerock Residential Growth, Class A , REIT (d)	2,746,351
47,000	Independence Realty Trust, Inc. , REIT	543,790
439,183	Jernigan Capital, Inc. , REIT	9,003,252
137,504,921	NexPoint Real Estate Opportunities, LLC , REIT (b)(e)	277,567,434
1,763,581	United Development Funding IV , REIT (a)(d)	7,230,682

		297,091,509

See Glossary on page 9 for abbreviations along with accompanying Notes to Financial Statements.	3

INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2019	NexPoint Strategic Opportunities Fund

Shares		Value ($)

Common Stock (continued)

RETAIL - 0.2%
294,500	Barnes & Noble, Inc.	1,970,205

TELECOMMUNICATION SERVICES - 3.8%
10,436	Gray Television, Class A (a)(d)	161,236
12,750	Sinclair Broadcast Group, Class A	683,782
132,801	TerreStar Corporation (a)(c)(e)	38,360,897

		39,205,915

UTILITIES - 3.1%
327,750	Central Puerto ADR (a)	3,038,243
26,220	Entegra TC LLC (b)	—
138,250	Pampa Energia Spon ADR (a)	4,793,128
236,900	PG&E (a)(d)	5,429,748
794,300	Vistra Energy Corp. (d)	17,982,952

		31,244,071

	Total Common Stock (Cost $732,449,963)	654,018,644

Preferred Stock - 29.8%

FINANCIAL (f)(q) - 15.8%
14,500	Aberdeen Loan Funding, Ltd. (g)	2,117,725
15,000	Brentwood CLO, Ltd.	7,087,500
13,600	Brentwood Investors (g)	6,426,000
47,506	Eastland CLO, Ltd. (g)	21,674,613
7,750	Gleneagles CLO. Ltd. (g)	2,944,999
78,995	Federal National Mortgage Association 5.13% (h)	3,090,612
62,600	Grayson CLO, Ltd. (g)	26,135,500
13,700	Grayson Investors (g)	5,343,000
42,750	Greenbriar CLO, Ltd. (g)	26,077,500
125,000	Jasper CLO, Ltd.	4,781,250
10,000	Liberty CLO, Ltd. (g)	3,275,000
8,500	Red River CLO, Ltd.	2,347,808
4,871	Rockwall CDO (g)	2,618,163
15,300	Rockwall CDO, Ltd. (g)	8,223,750
6,000	Southfork CLO, Ltd. (g)	7,200
2,000	Stratford CLO (g)	1,030,000
41,500	Stratford CLO, Ltd. (g)	21,372,500
35,507	Westchester CLO, Ltd. (g)	16,510,755

		161,063,875

REAL ESTATE INVESTMENT TRUST - 14.0%
99,223	Bluerock Residential Growth, Inc., REIT 7.63% (h)	2,571,860
126,816	Bluerock Residential Growth, Inc., REIT, Series D 7.13% (h)	3,245,221
18,508	Creek Pine Holdings, LLC, REIT 10.25% (b)(c)	20,379,159
103,400	Jernigan Capital, Inc., REIT 7.00% (b)(c)	113,816,950
207,195	RAIT Financial Trust, REIT 7.63% (h)	2,453,198

		142,466,388

	Total Preferred Stock (Cost $326,041,890)	303,530,263

Principal Amount ($)		Value ($)

Agency Collateralized Mortgage Obligations - 12.3%
76,080,350	FREMF Mortgage Trust, Series 2018-KC02, Class C 0.00%, 8/25/2025 (i)	52,411,753
96,460,500	Series 2018-K80, Class D 0.00%, 8/25/2028 (g)(i)	45,133,868
1,040,243,833	Series 2018-K80, Class X2A 0.10%, 8/25/2050 (g)(j)	7,281,707
911,995,291	Series 2018-KC02, Class X2A 0.10%, 7/25/2025 (g)(j)	3,374,382
244,366,905	Series 2018-K80, Class X2B 0.10%, 8/25/2050 (g)(j)	1,686,132
101,440,350	Series 2018-KC02, Class X2B 0.10%, 8/25/2025 (g)(j)	466,626
45,871,176	FREMF Trust, Series 2018-KW04, Class C 0.00%, 12/25/2032 (g)(i)	11,917,791
547,820,602	Series 2018-KW04, Class X2A 0.10%, 9/25/2028 (g)(j)	2,848,667
61,162,105	Series 2018-KW04, Class X2B 0.10%, 12/25/2032 (g)(j)	391,437

	Total Agency Collateralized Mortgage Obligations (Cost $116,725,042)	125,512,363

U.S. Senior Loans (k) - 3.8%

CHEMICALS - 0.1%
826,662	Vertellus Holdings LLC Second Lien Term Loan, 10/31/21 (b)(c)	790,537

COMMUNICATION SERVICES - 2.1%
118,308	iHeartCommunications, 05/01/26	118,419
405,764	TerreStar Corporation Term Loan, 02/28/22 (b)(e)	405,358
486,238	TerreStar Corporation Term Loan C, cash/0% PIK 02/27/20 (b)(e)	485,752
20,559,599	TerreStar Corporation, Term Loan A, cash/0% PIK 02/27/20 (b)(c)(e)	20,539,039

		21,548,568

GAMING/LEISURE - 0.9%
3,883,480	Ginn-LA CS Borrower LLC, Tranche A, 1st Lien, (b)(l)	—
8,322,966	Ginn-LA CS Borrower LLC, Tranche B Term Loan, 1st Lien, (b)(l)	—
11,343,088	LLV Holdco, LLC, Revolving Exit Loan, 03/03/20 (b)(e)	9,074,471

		9,074,471

METALS & MINERALS - 0.7%
6,853,112	Omnimax International, Inc., Unsecured Term Loan, cash/0% PIK 02/06/21 (b)	6,778,423

UTILITIES - 0.0%
92,329,417	Texas Competitive Electric Holdings Co., LLC, Extended Escrow Loan, (m)	92,329

	Total U.S. Senior Loans (Cost $51,177,809)	38,284,328

4	See Glossary on page 9 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2019	NexPoint Strategic Opportunities Fund

Principal Amount ($)		Value ($)

Collateralized Loan Obligations - 2.9%
7,500,000	Acis CLO, Ltd., Series 2015-6A, Class SUB 0.00%, 5/1/2027 (g)(n)	2,400,000
14,000,000	Acis CLO, Ltd., Series 2013-1A, Class SUB 0.00%, 4/18/2024 (g)(n)	1,155,000
6,000,000	Acis CLO, Ltd., Series 2014-3A, Class E VAR LIBOR USD 3 Month+4.750%, 7.33%, 2/1/2026 (g)(n)	5,455,200
5,000,000	Acis CLO, Ltd., Series 2014-3A, Class F VAR ICE LIBOR USD 3 Month+5.600%, 8.18%, 2/1/2026 (g)(n)	4,064,700
2,250,000	ALM VII R-2, Series 2016-7R2A, Class SUBR 0.00%, 10/15/2116 (g)(n)	1,280,475
5,462,500	CIFC Funding 2013-II, Series 2013-2A, Class SUB 0.00%, 10/18/2030 (g)(n)	2,376,187
2,500,000	CIFC Funding 2014, Series 2014-1A, Class SUB 0.00%, 1/18/2031 (g)(n)	1,375,000
3,214,500	CIFC Funding 2014, Series 2014-4RA, Class SUB 0.00%, 10/17/2030 (g)(n)	1,334,018
3,000,000	CIFC Funding, Ltd., Series 2015-1A, Class SUB 0.00%, 1/22/2031 (g)(n)	2,092,500
637,892	Highland Loan Funding, Series 1A 4.84%, 8/1/2019 (b)(g)	485,436
4,000,000	Highland Park CDO I, Series 2006-1A, Class B VAR LIBOR USD 3 Month+0.550%, 3.20%, 11/25/2051 (g)(n)(q)	1,680,000
2,650,666	Highland Park CDO I, Ltd., Series 2006-1A, Class A2 VAR LIBOR USD 3 Month+0.400%, 3.05%, 11/25/2051 (g)(n)(q)	2,654,585
5,955,627	THL Credit Wind River 2014-2 CLO, Series 2014-2A, Class SUB 0.00%, 1/15/2031 (g)(n)	2,562,706
1,500,000	Valhalla CLO, Ltd., Series 2004-1A 0.00%, 8/1/2020 (g)(q)	300,000

	Total Collateralized Loan Obligations (Cost $40,564,285)	29,215,807

Sovereign Bonds - 2.4%
	Argentine Republic Government International Bond,
28,000,000	5.25%, 03/31/29	16,450,280
3,700,000	5.88%, 01/11/28	2,823,563
5,000,000	6.88%, 01/11/48	3,718,800
1,000,000	7.13%, 06/28/17	750,010
40,000,000	Provincia de Buenos Aries Argentina, VAR 30-35d Argentina BADLAR Private Banks+3.830%, 54.17%, 05/31/22	823,443

Principal Amount ($)/Shares		Value ($)
24,085,000	Provincia de Mendoza Argentina, VAR 30-35d Argentina BADLAR Private Banks+4.375%, 50.87%, 06/09/21	492,974

	Total Sovereign Bonds (Cost $32,212,642)	25,059,070

Master Limited Partnership - 1.5%

ENERGY - 1.5%
1,070,000	Energy Transfer Equity LP	15,065,600

	Total Master Limited Partnership (Cost $15,095,796)	15,065,600

Exchange-Traded Funds - 0.4%
41,300	Direxion Daily Financial Bull 3X Shares	3,055,374
2,925	Direxion Daily Gold Miners Index Bull 3X Shares (d)	80,233
64,300	Global X MLP & Energy Infrastructure ETF	832,042

	Total Exchange-Traded Funds (Cost $5,837,721)	3,967,649

Warrants - 0.2%

ENERGY - 0.0%
4,071	Arch Coal, Inc., Expires 10/08/2023(a)	195,408

INDUSTRIALS - 0.2%
8,371,900	American Airlines, Expires (a)	1,674,380
346	Omnimax Holdings, Inc., Expires 12/31/2049 (a)(b)	24,168

		1,698,548

INFORMATION TECHNOLOGY - 0.0%
179,322	Avaya, Inc., Expires 12/15/2022 (a)	179,322

	Total Warrants (Cost $251,697)	2,073,278

Registered Investment Company - 0.2%
188,768	Dividend and Income Fund, Class Common (d)	2,174,608

	Total Registered Investment Company (Cost $2,680,506)	2,174,608

Corporate Bonds & Notes - 0.1%

COMMUNICATION SERVICES (l) - 0.0%
	iHeartCommunications, Inc.
26,148	6.38%, 05/01/26	27,881
49,013	8.38%, 05/01/27	51,587

		79,468

ENERGY (g) - 0.1%
18,439,000	Ocean Rig UDW, Inc. 7.25%, 04/01/19 (b)(c)(l)	1,272,291
681	Sable Permian Resources LLC/AEPB Finance Corp. 7.38%, 11/01/21	68

		1,272,359

See Glossary on page 9 for abbreviations along with accompanying Notes to Financial Statements.	5

INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2019	NexPoint Strategic Opportunities Fund

Principal Amount ($)/Shares		Value ($)

Corporate Bonds & Notes (continued)

INFORMATION TECHNOLOGY (c)(l) - 0.0%
43,971,250	Avaya, Inc. 10.50%, 03/01/21	—

UTILITIES (l)(m) - 0.0%
	Texas Competitive Electric Holdings Co., LLC
24,000,000	10.25%, 11/01/49	122,400
5,000,000	11.50%, 10/01/20	22,500

		144,900

	Total Corporate Bonds & Notes (Cost $16,355,066)	1,496,727

Units

Rights - 0.1%

UTILITIES - 0.1%
1,618,542	Texas Competitive Electric Holdings Co., LLC	1,281,885

	Total Rights (Cost $5,007,431)	1,281,885

Foreign Corporate Bonds & Notes - 0.0%

NETHERLANDS - 0.0%
93,180,354	Celtic Pharma Phinco BV, 17.00%, (b)(l)	—

	Total Foreign Corporate Bonds & Notes (Cost $62,254,526)	—

Convertible Bond - 0.0%
350,0000	Paratek Pharmaceuticals	238,875

	Total Convertible Bonds (Cost $244,836)	238,875

Cash Equivalents - 2.7%

MONEY MARKET FUND (o) - 2.7%
27,101,617	Dreyfus Treasury & Agency Cash Management, Institutional Class, Class A 2.100%	27,101,617

	Total Cash Equivalents (Cost $27,101,617)	27,101,617

Total Investments - 120.6%		1,229,020,714

(Cost $1,434,000,827)

Securities Sold Short - (1.0)%

Common Stock - (1.0)%

ENERGY - 0.0%
(8,451)	ESC Seventy Seven	—

INFORMATION TECHNOLOGY - (0.3)%
(27,450)	Zillow Group, Class A (p)	(1,256,112)
(36,000)	Zillow Group, Inc., Class C (p)	(1,670,040)

		(2,926,152)

Shares		Value ($)

Securities Sold Short (continued)

Common Stock (continued)

REAL ESTATE - (0.7)%
(60,600)	Innovative Industrial Properties, Class A	(7,487,736)

	Total Common Stock (Proceeds $9,818,429)	(10,413,888)

	Total Securities Sold Short - (1.0)% (Proceeds $9,818,429)	(10,413,888)

Other Assets & Liabilities, Net (r) - (19.6)%		(199,462,833)

Net Assets - 100.0%		1,019,143,993

(a)	Non-income producing security.
(b)

Securities with a total aggregate value of $528,077,082, or 51.8% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(c)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $195,469,698, or 19.2% of net assets, were fair valued under the Fund’s valuation procedures as of June 30, 2019. Please see Notes to Investment Portfolio.

(d)	All or part of this security is pledged as collateral for short sales. The market value of the securities pledged as collateral was $35,081,257.
(e)	Affiliated issuer. Assets with a total aggregate market value of $388,384,360, or 38.1% of net assets, were affiliated with the Fund as of June 30, 2019.
(f)	There is currently no rate available.
(g)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At June 30, 2019, these securities amounted to $243,696,935 or 23.9% of net assets.

(h)	Perpetual maturity. Maturity date presented represents the next call date.
(i)

Principal only security (“PO”). These types of securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(j)

Interest only security (“IO”). These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(k)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of June 30, 2019, the LIBOR USD 1 Month and LIBOR USD 3 Month rates were 2.49% and 2.60%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

6	See Glossary on page 9 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2019	NexPoint Strategic Opportunities Fund

(l)	The issuer is, or is in danger of being, in default of its payment obligation.
(m)	Represents value held in escrow pending future events. No interest is being accrued.
(n)

Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect June 30, 2019. LIBOR, otherwise known as London Interbank Offered Rate, is the benchmark interest rate that banks charge each other for short-term loans. Current LIBOR rates include 1 month which is equal to 2.49% and 3 months equal to 2.60%.

(o)	Rate shown is 7 day effective yield.
(p)	No dividend payable on security sold short.
(q)	Securities of collateralized loan obligations where an affiliate of the Investment Adviser serves as collateral manager.
(r)

As of June 30, 2019, $4,000,786 in cash was segregated or on deposit with the brokers to cover investments sold short and or written option contracts and is included in “Other Assets & Liabilities, Net”.

Future contracts outstanding as of June 30, 2019 were as follows:

Description	Expiration Date	Number of Contracts	Notional Value	Unrealized (Depreciation)	Value
Short Futures:
Russell 2000 Index E-MINI	September 2019	(650)	$(49,728,835)	$(1,201,915)	$(50,930,750)

Written option contracts outstanding as of June 30, 2019 were as follows:

Description	Exercise price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
WRITTEN PUT OPTIONS:
Raytheon	$170		August 2019	(287)	(4,908,561)	$(152,287)	$(109,060)
Raytheon	180		August 2019	(830)	(14,195,490)	(489,420)	(788,500)
Bristol-Myers Squibb	45		September 2019	(1,105)	(5,102,890)	(271,595)	(236,470)
Bristol-Myers Squibb	46		September 2019	(2,165)	(9,997,970)	(478,389)	(567,230)
Bristol-Myers Squibb	47		September 2019	(1,050)	(4,848,900)	(199,351)	(341,250)
Bristol-Myers Squibb	48		September 2019	(3,200)	(14,777,600)	(648,662)	(1,264,000)
Vistra Energy	24		July 2019	(2,150)	(4,893,400)	(187,717)	(322,500)
Energy Transfer	14		July 2019	(3,450)	(4,864,500)	(113,941)	(96,600)
Fortinet	75		September 2019	(2,040)	(15,746,760)	(971,991)	(867,000)
Fortinet	70		August 2019	(1,420)	(10,960,980)	(618,247)	(227,200)
Fortinet	75		August 2019	(1,330)	(10,266,270)	(571,064)	(448,210)
Broadcom	250		September 2019	(270)	(8,109,450)	(407,094)	(140,400)
Broadcom	270		September 2019	(300)	(9,010,500)	(590,631)	(312,900)

						$(5,700,389)	$(5,721,320)

Reverse Repurchase Agreements outstanding as of June 30, 2019 were as follows:

Counterparty	Collateral Pledged	Interest Rate	Trade Date	Maturity Date	Repurchase Amount	Principal Amount	Value
BNP	Acis CLO, Ltd., Series 2014-3A, Class E, VAR 3M USD LIBOR+4.750%, 7.49%, 2/1/2026	4.14	4/18/2019	7/17/2019	$4,220,450	$6,000,000	$(4,177,200)
BNP	Acis CLO, Ltd., Series 2014-3A, Class F, VAR ICE LIBOR USD 3 Month+5.600%, 8.34%, 2/1/2026	4.34	4/18/2019	7/17/2019	3,031,045	5,000,000	(2,998,500)
BNP	Argentine Republic Government International Bond, 3.75%, 12/31/38	3.25	4/18/2019	7/17/2019	6,443,204	15,202,972	(6,391,275)
BNP	Argentine Republic Government International Bond, 3.75%, 12/31/38	3.25	4/18/2019	7/17/2019	1,901,273	4,486,123	(1,885,950)
BNP	Argentine Republic Government International Bond, 3.75%, 12/31/38	3.25	4/18/2019	7/17/2019	3,522,263	8,310,906	(3,493,875)
BNP	Argentine Republic Government International Bond, 5.88%, 01/11/28	3.25	4/18/2019	7/17/2019	2,295,107	3,700,000	(2,276,610)
BNP	Argentine Republic Government International Bond, 6.88%, 01/11/48	3.25	4/18/2019	7/17/2019	2,777,888	5,000,000	(2,755,500)
Mizuho	FREMF Mortgage Trust, Series 2018- KC02, Class C, 0.00%, 8/25/2025	3.88	4/26/2019	7/25/2019	33,636,749	76,080,350	(33,313,607)
Mizuho	FREMF Mortgage Trust, Series 2018-K80, Class D, 0.00%, 8/25/2028	3.88	4/26/2019	7/25/2019	32,155,125	96,460,500	(31,846,217)
Mizuho	FREMF Mortgage Trust, Series 2018-K80, Class X2A, 0.10%, 8/25/2050	3.88	4/26/2019	7/25/2019	5,148,446	1,040,243,833	(5,098,985)

See Glossary on page 9 for abbreviations along with accompanying Notes to Financial Statements.	7

INVESTMENT PORTFOLIO (unaudited) (concluded)

As of June 30, 2019	NexPoint Strategic Opportunities Fund

Counterparty	Collateral Pledged	Interest Rate	Trade Date	Maturity Date	Repurchase Amount	Principal Amount	Value
Mizuho	FREMF Mortgage Trust, Series 2018- KC02, Class X2A, 0.10%, 7/25/2025	3.88	4/26/2019	7/25/2019	$3,537,474	$911,995,291	$(3,503,490)
Mizuho	FREMF Mortgage Trust, Series 2018-K80, Class X2B, 0.10%, 8/25/2050	3.88	4/26/2019	7/25/2019	1,241,428	244,366,905	(1,229,502)
Mizuho	FREMF Mortgage Trust, Series 2018- KC02, Class X2B, 0.10%, 8/25/2025	3.88	4/26/2019	7/25/2019	407,160	101,440,350	(403,248)
Mizuho	FREMF Trust Series 2018-KW04, Class C, 0.00%, 12/25/2032	3.88	4/26/2019	7/25/2019	9,012,782	45,871,176	(8,926,198)
Mizuho	FREMF TrustSeries 2018-KW04, Class X2A, 0.10%, 9/25/2028	3.88	4/26/2019	7/25/2019	2,276,991	547,820,602	(2,255,117)
Mizuho	FREMF TrustSeries 2018-KW04, Class X2B, 0.10%, 12/25/2032	3.88	4/26/2019	7/25/2019	295,652	61,162,105	(292,812)

Total Reverse Repurchase Agreements						$3,173,141,113	$(110,848,087)

8	See Glossary on page 9 for abbreviations along with accompanying Notes to Financial Statements.

GLOSSARY: (abbreviations that may be used in the preceding statements) (unaudited)

Currency Abbreviations:
USD	United States Dollar

Glossary:
ADR	American Depositary Receipt
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
ETF	Exchange-Traded Fund
MLP	Master Limited Partnership
PIK	Payment-in-Kind
REIT	Real Estate Investment Trust

Semi-Annual Report	9

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2019 (unaudited)	NexPoint Strategic Opportunities Fund

($)
Assets
Investments, at value	840,636,354
Affiliated investments, at value (Note 11)	388,384,360

Total Investments, at value	1,229,020,714
Cash	16,311,847
Cash equivalents	27,101,167
Foreign currency	3,171,706
Restricted Cash — Securities Sold Short, written options, and reverse repurchase agreements (Note 2)	1,978,432
Foreign tax reclaim receivable	480
Receivable for:
Fund shares sold	2,009,432
Dividends and Interest	1,980,742
Investment sold	68,153
Prepaid expenses and other assets	65,539

Total assets	1,281,708,212

Liabilities:
Notes payable (Note 6)	129,127,620
Securities sold short, at value (Notes 2 and 8)	10,413,888
Reverse repurchase agreements (Note 3)	110,848,087
Written options contracts, at value (Note 3)	5,721,320
Deposits from counterparty	638,891

Payable for:
Investments purchased	2,539,059
Fund shares redeemed	1,697,572
Investment advisory and administration fees (Note 8)	990,478
Interest expense and commitment fee (Note 6)	201,152
Accounting services fees	138,984
Accrued dividends on securities sold short	36,360
Trustees fees	25,383
Accrued expenses and other liabilities	185,425

Total liabilities	262,564,219

Commitments and Contingencies (Note 7)
Net Assets Applicable to Common Shares	1,019,143,993

Net Assets Consist of:
Paid-in capital in excess of par	1,409,558,424
Total distributable loss	(390,414,431)

Net Assets Applicable to Common Shares	1,019,143,993

Investments, at cost	1,001,574,204
Affiliated Investments, at cost (Note 11)	432,426,623
Cash equivalents, at cost (Note 2)	27,101,617
Proceeds from securities sold short	9,818,429
Proceeds from options premium	5,700,389
Proceeds from foreign currency	3,168,530

Common Shares
Net assets	1,019,143,993
Shares outstanding (unlimited authorization)	45,951,911.00
Net asset value per share ( Net assets/shares outstanding)	22.18

10	See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2019 (unaudited)	NexPoint Strategic Opportunities Fund

($)
Investment Income:
Income:
Dividends from unaffiliated issuers	15,657,744
Less: Foreign taxes withheld	(2,175)
Securities lending income (Note 4)	1,227
Interest from unaffiliated issuers	6,293,713

Total income	21,950,509

Expenses:
Investment advisory (Note 8)	6,312,411
Interest expense and commitment fees (Note 6)	2,151,910
Dividends and fees on securities sold short (Note 2)	1,631,379
Advisor Administration fees (Note 8)	284,775
Audit and tax preparation fees	157,495
Legal fees	127,473
Custodian/wire agent fees	83,768
Reports to shareholders	79,510
Trustees fees (Note 8)	71,662
Insurance	48,772
Transfer agent fees	46,275
Tax expense	10,712
Pricing fees	8,407
Other	1,570,173

Total operating expenses before waiver and reimbursement (Note 6)	12,584,722
Less: Expenses waived or borne by the adviser and administrator	(93,000)

Net operating expenses	12,491,722

Net investment income	9,458,787

Net Realized and Unrealized Gain (loss) on Investments
Realized Gain (Loss) on:
Investments from unaffiliated issuers	10,197,404
Investments from affiliated issuers (Note 11)	45
Securities sold short (Note 2)	275,709
Written options contracts (Note 3)	1,145,946
Futures contracts (Note 3)	(1,513,395)
Foreign currency related transactions	(15,009)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments from unaffiliated issuers	26,176,464
Investments in affiliated issuers (Note 11)	13,020,815
Securities sold short (Note 2)	(1,367,061)
Written options contracts (Note 3)	(20,931)
Futures contracts (Note 3)	(1,201,915)
Foreign currency related translations	(2,695,493)

Net realized and unrealized gain (loss) on investments	44,002,579

Total increase in net assets resulting from operations	53,461,366

See accompanying Notes to Financial Statements.	11

STATEMENT OF CHANGES IN NET ASSETS

NexPoint Strategic Opportunities Fund

	Six Months Ended June 30, 2019 (unaudited) ($)	Year Ended December 31, 2018 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income	9,458,787	21,282,563
Accumulated net realized gain on investments, securities sold short, written options, futures contracts and foreign currency transactions	10,090,700	42,976,190
Net change in unrealized appreciation (depreciation) on investments, securities sold short, written options contracts and translation of assets and liabilities denominated in foreign currency	33,911,879	(24,438,780)

Net increase from operations	53,461,366	39,819,973

Distributions Declared to Common Shareholders:
Distribution	(41,573,262)	(21,840,799)
Return of capital:	—	(46,180,632)

Total distributions declared to common shareholders:	(41,573,262)	(68,021,431)

Increase (Decrease) in net assets from operations and distributions	11,888,104	(28,201,458)

Share transactions:
Proceeds from sale of shares	237,277,987	201,766,602
Value of distributions reinvested	2,266,729	1,837,035

Net increase from shares transactions	239,544,716	203,603,637

Total increase in net assets	251,432,820	175,402,179

Net Assets
Beginning of period	767,711,173	592,308,994

End of period	1,019,143,993	767,711,173

Change in Common Shares
Issued for distribution reinvested	13,300	81,157
Shares issued in rights offering (Note 12)	13,596,195	9,494,823

Net increase in common shares	13,609,495	9,575,980

12	See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2019 (unaudited)	NexPoint Strategic Opportunities Fund

($)
Cash Flows Provided by Operating Activities:
Net increase in net assets resulting from operations	53,461,366

Adjustments to Reconcile Net Investment Loss to Net Cash Used Provided by Operating Activities:
Purchases of investment securities from unaffiliated issuers	(287,680,062)
Purchases of investment securities from affiliated issuers	(43,844,744)
Proceeds from the disposition of investment securities from unaffiliated issues	115,921,550
Proceeds from the disposition of investment securities from affiliated issues	43,322,151
Purchases of securities sold short	(702,921)
Proceeds of securities sold short	7,307,037
Amortization of premiums	(1,365,331)
Net proceeds received from on written options contracts	6,846,335
Net realized gain on Investments from unaffiliated issuers	(10,197,404)
Net realized gain on Investments from affiliated issuers	(45)
Net realized loss on securities sold short and written options contracts, futures, and foreign currency transactions	106,749
Net change in unrealized appreciation (depreciation) on investments, affiliated investments, securities sold short, written options contracts and futures contracts	(33,911,879)
Decrease in restricted cash	(1,978,432)
Decrease in receivable for investments sold	906,329
Decrease in dividends and interest receivable	205,600
Increase in foreign tax reclaim receivable	(480)
Increase in prepaid expenses and other assets	(12,338)
Decrease in receivable for variation margin	37,338
Decrease in due to broker	(16,210,740)
Decrease in due to custodian	(7,854,306)
Increase in payable for investments purchased	342,528
Increase in payable for reverse repurchase agreements	16,853,087
Increase in payables to related parties	127,947
Decrease in payable for distribution and shareholder service fees	(6,468,216)
Decrease in payable to transfer agent fees	(11,703)
Increase in accrued dividends on short sales	36,360
Decrease in payable for interest expense and commitment fees	(546,469)
Decrease in payable for custody fees	(22)
Decrease in accrued expenses and other liabilities	(338,989)

Net cash flow provided by operating activities	(165,649,704)

Cash Flows Used In Financing Activities:
Decrease in notes payable	(16,385,359)
Distributions paid in cash	(39,306,533)
Proceeds from shares sold	236,966,127

Net cash flow used in financing activities	181,274,235

Effect of exchange rate changes on cash	(2,710,502)

Net Increase in Cash	12,914,029

Cash and Foreign Currency/Due to Custodian:
Beginning of period	3,397,818

End of period	16,311,847

Supplemental disclosure of cash flow information:
Reinvestment of distributions	1,926,869

Cash paid during the period for interest expense and commitment fees	2,698,379

*

Restricted cash consists of cash that has been segregated to cover the Portfolio’s collateral or margin obligations under derivative contracts. It is separately reported on the Statement of Assets and Liabilities as Restricted Cash — Written Options.

See accompanying Notes to Financial Statements.	13

FINANCIAL HIGHLIGHTS

NexPoint Strategic Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended June 30, 2019 (unaudited)	For the Years Ended December 31,
		2018	2017	2016	2015*		2014

Net Asset Value, Beginning of Period	$23.74	$26.02	$25.89	$22.92	$53.92		$11.34

Income from Investment Operations:

Net investment income(a)	1.32	0.75	0.93	4.08	8.75	(b)	0.82

Net realized and unrealized gain (loss)	(1.68)	0.83	2.88	1.69	(16.08)		2.02

Total from Investment Operations	(0.36)	1.58	3.81	5.77	(7.33)		2.84

Less Distributions Declared to Common Shareholders:

From net investment income	(1.20)	(0.77)	(2.39)	(2.80)	(2.88)		(0.70)

From return of capital	—	(1.63)	(0.01)	—	—		—

From spin-off(d)	—	—	—	—	(20.79)		—

Total distributions declared to Common Shareholders	(1.20)	(2.40)	(2.40)	(2.80)	(23.67)		(0.70)

Issuance of Common Shares(e)

Shares issued	—	(1.46)	(1.28)	—	—		—

Net Asset Value, End of period	$22.18	$23.74	$26.02	$25.89	$22.92		$13.48

Market Value, End of period	$26.75	$19.93	$25.29	$22.77	$20.44		$11.23

Market Value Total Return(f)	(5.26)%	(8.93)%	27.31%	27.69%	(18.09)%		26.77%

Ratios to Average Net Assets / Supplemental Data:

Net Assets, End of Period (000’s)	$1,019,144	$767,711	$592,309	$414,800	$366,078		$860,877

Common Shares Information at End of Period:

Ratios based on average net assets of Common Shares:

Gross operating expenses(g)	3.13%	2.65%	2.58%	3.12%	3.43%		2.48%

Net investment income	2.33%	3.02%	3.69%	17.34%	24.23	%(h)	6.45%

Ratios based on average Managed Assets (as defined in Notes 8) of Common Shares:

Gross operating expenses(g)	3.10%	2.14%	2.21%	2.17%	2.23%		1.68%

Net investment income	2.35%	2.44%	3.16%	12.05%	15.79	%(i)	4.38%

Portfolio turnover rate(j)	9%	48%	36%	41%	31%		59%

Average commission rate paid(k)	$—	$0.0263	$0.0286	$0.0294	$0.0223		$0.0266

*	Per share data prior to October 6, 2015 has been adjusted to give effect to a 4 to 1 reverse stock split.
(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	Includes non-recurring dividend from NexPoint REIT.
(c)	Less than 0.005%.
(d)	On April 1, 2015, the Fund completed a spinoff transaction whereby shares of NexPoint Residential Trust, Inc. were distributed to shareholders in a pro-rata taxable distribution.
(e)

Shares issued at a discount to NAV. The per share impact was derived by computing (A) the number of shares issued times (B) the difference between the net proceeds per share and NAV divided by (C) the total shares outstanding following the share issuance.

(f)	Based on market value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan.
(g)	Supplemental expense ratios are shown below:

14	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (concluded)

NexPoint Strategic Opportunities Fund

	For the Six Months Ended June 30, 2019 (unaudited)	For the Years Ended December 31,
		2018		2017		2016	2015	2014

Ratios based on average net assets of Common Shares:

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	3.13%	2.65%		2.58%		3.12%	3.43%	2.48%

Interest expense and commitment fees	0.53%	0.90%		0.69%		0.93%	0.71%	0.50%

Dividends and fees on securities sold short	0.41%	—	%(c)	—	%(c)	0.07%	0.24%	0.07%

Ratios based on average Managed Assets of Common Shares;

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	3.10%	2.14%		2.21%		2.17%	2.23%	1.68%

Interest expense and commitment fee	0.53%	0.73%		0.59%		6.50%	4.60%	0.34%

Dividends and fees on securities sold short	0.41%	—	%(c)	—	%(c)	0.05%	0.15%	0.04%

(h)	Net investment income (excluding non-recurring dividend from NexPoint REIT) was 9.76%
(i)	Net investment income (excluding non-recurring dividend from NexPoint REIT) was 6.36%
(j)	Excludes in-kind activity
(k)	Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged

See accompanying Notes to Financial Statements.	15

NOTES TO FINANCIAL STATEMENTS (unaudited)

June 30, 2019	NexPoint Strategic Opportunities Fund

Note 1. Organization

NexPoint Strategic Opportunities Fund (formerly known as NexPoint Credit Strategies Fund) (the “Fund”) is a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. This report includes information for the period ended June 30, 2019. The Fund trades on the New York Stock Exchange (“NYSE”) under the ticker symbol NHF. The Fund may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”). The Fund commenced operations on June 29, 2006. NexPoint Advisors, L.P. (“NexPoint” or “the Investment Adviser”), an affiliate of Highland Capital Management Fund Advisors, L.P. (“Highland”), is the investment adviser and administrator to the Fund.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Fund is an investment company that applies the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require the Investment Adviser to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Fund Valuation

The net asset value (“NAV”) of the Fund’s common shares is calculated daily on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE, usually 4:00 PM, Eastern Time. The NAV is calculated by dividing the value of the Fund’s net assets attributable to common shares by the numbers of common shares outstanding.

Valuation of Investments

In computing the Fund’s net assets attributable to its common shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV, will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

16	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2019	NexPoint Strategic Opportunities Fund

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of June 30, 2019, the Fund’s investments consisted of senior loans, asset-backed securities, corporate bonds and notes, foreign bonds, sovereign bonds, common stocks, preferred stocks, exchange-traded funds, warrants, and securities sold short. The fair value of the Fund’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds, and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Senior loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, preferred stocks, exchange-traded funds, and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. The Fund’s real estate investments include equity interests in limited liability companies and equity issued by Real Estate Investment Trusts (“REITs”) that invest in commercial real estate. The fair value of real estate investments that are not actively traded on national exchanges are based on internal models developed by the Investment Adviser. The significant inputs to the models include cash flow projections for the underlying properties, capitalization rates and appraisals performed by independent valuation firms. These inputs are not readily observable, and the Fund has classified the investments as Level 3 assets. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of

Semi-Annual Report	17

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2019	NexPoint Strategic Opportunities Fund

investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period.

A summary of the inputs used to value the Fund’s assets as of June 30, 2019 is as follows:

	Total value at June 30, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
Common Stock
Chemicals	$444,398	$133,573	$—	$310,825
Communication Services	20,970,367	103,619	20,866,748	—
Consumer Discretionary	107,408	107,408	—	—
Energy	58,376,443	58,376,443	—	—
Financial	41,474,119	2,685,765	—	38,788,354
Gaming/Leisure	—	—	—	—
Healthcare	30,262,331	30,262,331	—	—
Housing	—	—	—	—
Industrials	15,821,604	14,037,229	1,784,375	—
Information Technology	45,765,331	45,765,331	—	—
Materials	898,309	117,530	—	780,779
Media and Telecommunications	473,546	473,546	—	—
Metals & Minerals	3,187,080	3,187,080	—	—
Pharmaceuticals	20,838,446	20,838,446	—	—
Real Estate	45,887,562	9,309,456	—	36,578,106
Real Estate Investment Trust	297,091,509	19,524,075	—	277,567,434
Retail	1,970,205	1,970,205	—	—
Telecommunication Services	39,205,915	39,205,915	—	—
Utilities	31,244,071	31,244,071	—	—
Preferred Stock
Financial	161,063,875	—	161,063,875	—
Real Estate Investment Trust	142,466,388	—	8,270,279	134,196,109
Agency Collateralized Mortgage Obligations	125,512,363	—	125,512,363	—
U.S. Senior Loans
Chemicals	790,537	—	—	790,537
Communication Services	21,548,568	—	118,419	21,430,149
Gaming/Leisure	9,074,471	—	—	9,074,471
Metals & Minerals	6,778,423	—	—	6,778,423
Utilities	92,329	—	92,329	—
Collateralized Loan Obligations	29,215,807	—	28,730,371	485,436
Sovereign Bonds	25,059,070	—	25,059,070	—
Master Limited Partnerships
Energy	15,065,600	15,065,600	—	—
Exchange Traded Funds	3,967,649	3,967,649	—	—
Warrants
Energy	195,408	—	195,408	—
Industrials	1,698,548	1,674,380	—	24,168
Information Technology	179,322	—	179,322	—

18	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2019	NexPoint Strategic Opportunities Fund

	Total value at June 30, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Registered Investment Company	$2,174,608	$2,174,608	$—	$—
Corporate Bonds & Notes
Communication Services	79,468	—	79,468	—
Energy	1,272,359	—	68	1,272,291
Information Technology	—	—	—	—
Utilities	144,900	—	144,900	—
Rights
Utilities	1,281,885	—	1,281,885	—
Foreign Corporate Bonds & Notes
Netherlands	—	—	—	—
Convertible Bonds	238,875	—	238,875	—
Cash Equivalents	27,101,617	27,101,617	—	—

Total Assets	1,229,020,714	327,325,877	373,617,755	528,077,082

Liabilities
Securities Sold Short
Common Stock
Energy	—	—	—	—
Information Technology	(2,926,152)	(2,926,152)	—	—
Real Estate	(7,487,736)	(7,487,736)	—	—

Total Liabilities	(10,413,888)	(10,413,888)	—	—

Total	$1,218,606,826	$316,911,989	$373,617,755	$528,077,082

(1)	This category includes securities with a value of zero.
(2)	See Investment Portfolio detail for industry breakout.

The table below sets forth a summary of changes in the Fund’s Level 3 assets (assets measured at fair value using significant unobservable inputs) for the period ended June 30, 2019.

	Balance as of December 31, 2018	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains/ (Losses)	Net Unrealized Gains/ (Losses)	Net Purchase	Net (Sales)	Balance as of June 30, 2019
NexPoint Strategic Opportunities Fund
U.S. Senior Loan	$36,152,705	$—	$—	$123,896	$—	$100,054	$1,696,925	$—	$38,073,580
Corporate Bonds & Notes	1,272,291	—	—	—	(119,120)	119,120	—	—	1,272,291
Warrant	67,234	—	—	—	—	(43,066)	—	—	24,168
Preferred Stock	131,652,667	—	—	—	—	(856,558)	3,400,000	—	134,196,109
Collateralized Loan Obligation	497,808	—	—	—	32	(45,322)	32,918	—	485,436
Common Stock	342,484,107	—	—	—	—	(22,152,995)	35,494,386	(1,800,000)	354,025,498

Total	$512,126,812	$—	$—	$123,896	$(119,088)	$(22,878,767)	$40,624,229	$(1,800,000)	$528,077,082

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

Semi-Annual Report	19

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2019	NexPoint Strategic Opportunities Fund

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at June 30, 2019	Valuation Technique	Unobservable Inputs	Input Value(s)
Common Stock	$354,025,498	Multiples Analysis	Unadjusted Price/MHz-PoP	$0.12 - $0.95
			Risk Discount	42.0% - 45.5%
			Multiple of EBITDA	4.5x - 8.75x
			Liquidity Discount	10% - 25%
			Size Adjustment	10%
		Discounted Cash Flow	Discount Rate	10% - 15.5%
			Terminal Multiple	7.0x
		Transaction Analysis	Multiple of EBITDA	8.0x - 8.5x
		Transaction Indication of Value	Enterprise Value ($mm)	$365.0 - $771.0
		Third-Party Valuation	Capitalization Rates	5.7% - 7.5%
			Indication of Value	$3.09
		Net Asset Value	N/A	N/A
Preferred Stock	134,196,109	Discounted Cash Flow	Discount Rate	8.5%
			Internal Rate of Return	14.0%
		Net Asset Value	N/A	N/A
U.S. Senior Loans	38,073,580	Discounted Cash Flow	Discount Rate	11.1% - 16.75%
			Spread Adjustment	0.1% - 0.75%
		Adjusted Appraisal	Liquidity Discount	10%
			Asset Specific Adjustment	10%
		Debt-Loan Spread	Adjusted Yield	9.82% - 16.59%
			Swap Rate	1.72% - 1.77%
Corporate Bonds & Notes	1,272,291	Liquidation Analysis	Claim Amount: Percent of Par	6.9%
Collateralized Loan Obligations	485,436	Discounted Cash Flow	Discount Rate	9.1%
Warrants	24,168	Multiples Analysis	Multiple of EBITDA	7.0x - 8.75x
		Discounted Cash Flow	Discount Rate	11.0% - 13.0%
			Terminal Multiple	7.0x
		Transaction Analysis	Multiple of EBITDA	8.0x - 8.5x

Total	$528,077,082

In addition to the unobservable inputs utilized for various valuation methodologies, the Fund frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Fund assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 10% to as high as 50% as of June 30, 2019. The selection of weightings is an inherently subjective process, dependent on professional judgement. These selections may have a material impact to the concluded fair value for such holdings.

The significant unobservable input useds in the fair value measurement of the Fund’s REIT assets are the discount rates and capitalization rates. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable input used in the fair value measurement of the Fund’s preferred stock asset is the discount rate. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement. The significant unobservable inputs used in the fair value measurement of the Fund’s bank loan securities are: liquidity discount, asset specific discount, discount rate, spread adjustment, adjusted yield and swap rate. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. The significant unobservable inputs used in the fair value measurement of the Fund’s common equity securities are: multiple of EBITDA, price/MHz-PoP multiple, risk discount, illiquidity discount, size adjustment, discount rate and terminal multiple. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. Generally, a change in the assumption used

20	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2019	NexPoint Strategic Opportunities Fund

for the risk discount is accompanied by a directionally opposite change in the assumption for the price/MHz-PoP multiple.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income is recorded on the accrual basis.

Accretion of discount and amortization of premium on taxable bonds and loans are computed to the call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

U.S. Federal Income Tax Status

The Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

The Investment Adviser has analyzed the Fund’s tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Fund’s financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Fund plans to pay distributions from net investment income monthly and net realized capital gains annually to common shareholders. To permit the Fund to maintain more stable monthly distributions and annual distributions, the Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. In certain years, this practice may result in the Fund distributing, during a particular taxable year, amounts in excess of the amount of income and gains earned therein. Such distributions would result in a portion of each distribution occurring in that year to be treated as a return of capital to shareholders. Shareholders of the Fund will automatically have all distributions reinvested in Common Shares of the Fund issued by the Fund in accordance with the Fund’s Dividend Reinvestment Plan (the “Plan”) unless an election is made to receive cash. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the NAV per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the NYSE on the Declaration Date. Participants in the Plan requesting a sale of securities through the plan agent of the Plan are subject to a sales fee and a brokerage commission.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the Fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and/or sub-custodian bank(s) and investments in money market funds deemed to be cash equivalents, and does not include cash posted as collateral in a segregated account or with broker-dealers.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Semi-Annual Report	21

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2019	NexPoint Strategic Opportunities Fund

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, a Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investments Portfolios for the Fund. Cash held as collateral for securities sold short is classified as restricted cash on the Statement of Assets and Liabilities, as applicable. Restricted cash in the amount of $1,978,432 was held with the broker for the Fund.

When securities are sold short, the Fund intends to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Adviser believes possess volatility characteristics similar to those being hedged. In addition, the Fund may use short sales for non-hedging purposes to pursue its investment objective. Subject to the requirements of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 25% of the value of its total assets. The Fund may make short sales “against the box” without respect to such limitations.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are non-recurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Note 3. Derivative Transactions

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Options

The Fund may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. The Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium

22	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2019	NexPoint Strategic Opportunities Fund

paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies.

Additional Derivative Information

The Fund follows adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Fund related to the derivatives.

The fair value of derivative instruments on the Statement of Assets and Liabilities have the following risk exposure at June 30, 2019:

	Fair Value
Risk Exposure	Asset Derivative	Liability Derivative
Foreign Exchange Risk	$—	$5,721,320

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2019, is as follows:

Risk Exposure	Net Realized Gain(Loss) on Derivatives		Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Commodity Risk	$—	(1)	$—
Equity Price Risk	1,145,946	(1)(2)(3)	(1,222,846	)(4)(5)
Foreign Currency Risk	(15,009	)(1)(2)(3)	(2,695,493	)(4)

(1)	Statement of Operations location: Realized gain (loss) on future contracts.
(2)	Statement of Operations location: Realized gain (loss) on investments from unaffiliated issuers.
(3)	Statement of Operations location: Realized gain (loss) on written options contracts.
(4)	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on investments.
(5)	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on written options contracts.

The average monthly volume of derivative activity for the period ended June 30, 2019, is as follows:

	Units/ Contracts	Appreciation/ (Depreciation)
Purchased Options Contracts	368	$—
Written Options Contracts	4,912	—
Futures Contracts(1)	—	200,319

(1)	Futures Contracts average monthly volume is calculated using Appreciation/(Depreciation).

Note 4. Securities Lending

The Fund may make secured loans of its portfolio securities amounting to not more than 33 1/3% of its portfolio securities, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially and possible investment losses in the investment of collateral. Pursuant to the Fund’s securities lending policy, securities loans are made to borrowers pursuant to agreements requiring that loans be continuously secured by collateral in cash, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable letters of credit issued by a bank as acceptable under the Fund’s securities lending agreement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. The borrower pays to the Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral and receives a fee from the borrower.

Securities lending transactions are entered into pursuant to Securities Loan Agreements (“SLA”), which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide

Semi-Annual Report	23

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2019	NexPoint Strategic Opportunities Fund

additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by State Street Bank and Trust Company (“State Street”). State Street’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

During the period ended June 30, 2019, the Fund had a balance of $1,227 in securities lending.

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, foreign taxes, investments in futures, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on the NAV of the Fund.

For the year ended December 31, 2018, permanent differences chiefly resulting from foreign currency gains and losses, defaulted bonds, partnership basis adjustments, return of capital distributions from real estate investment trusts, passive foreign investment companies and, expired capital loss carry-overs, and paydowns and controlled foreign corporations were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income(1)	Accumulated Net Realized Gain/(Loss)(1)	Paid-in-Capital
$(1,095,303)	$44,615,422	$(43,520,119)

(1)	Included in Total Distributable Earning (Loss) on the Statement of Assets and Liabilities.

For the year ended December 31, 2018, the Fund’s most recent tax year end, components of distributable earnings on a tax basis are as follows:

Other Temporary Differences(1)	Accumulated Capital and Other Losses	Net Tax Appreciation/ (Depreciation)
$(637,084)	$(88,088,505)	$(223,876,195)

(1)	Other Temporary Differences is comprised of dividend payable.

For the year ended December 31, 2018, the Fund had capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

No Expiration Long-Term(1)	Total
$88,088,505(2)(3)	$88,088,505

(1)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act modifies several of the Federal income and excise tax provisions related to RICs. Under the Modernization Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law where capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

(2)	The Fund’s ability to utilize the capital loss carryforward may be limited.
(3)	During the current fiscal year, the Fund utilized $43,738,977 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2018 and December 31, 2017 (unless otherwise indicated) is as follows:

Distributions Paid From:	2018	2017
Ordinary Income(1)	$21,840,799	$47,702,500
Return of Capital	46,180,632	181,540

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at June 30, 2019, based on cost of investments for U.S. federal income tax purposes is:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)(1)	Cost
$104,785,657	$(309,765,770)	$(204,980,113)	$1,434,000,827

(1)

Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to wash sales, non-taxable dividends, partnership, Controlled Foreign Corporation and Passive Foreign Investment Company (Qualifying Electing Fund) basis adjustments and defaulted bonds.

Qualified Late Year Ordinary and Post October Losses

Under current laws, certain capital losses and specified losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2018, the Fund did not elect to defer net realized losses incurred from November 1, 2018 through December 31, 2018.

Note 6. Credit Agreements and Reverse Repurchase Agreement

On May 16, 2013, the Fund entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage, Inc.

24	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2019	NexPoint Strategic Opportunities Fund

(“BNPP PB, Inc.”) (the “Committed Facility Agreement”). The current facility size of the Committed Facility Agreement is $135,000,000 and the Fund is required to pay 0.55% on the uncommitted balance and LIBOR + a spread on amounts borrowed. The spread ranges from 0.60% to 1.30% depending on the quality of the holdings pledged to collateralize the loan. The Fund has the right to terminate the Committed Facility Agreement on 90 days’ notice, and BNPP PB, Inc. has the right to terminate the Committed Facility Agreement immediately. As of June 30, 2019, the carrying value of the Committed Facility Agreement was $65,966,557. The fair value of the outstanding Committed Facility Agreement was estimated to be $66,231,786, and would be categorized as Level 3 within the fair value hierarchy. The fair value was estimated based on discounting the cash flows owed using a discount rate of 0.50% over the 90-day risk free rate.

For the year ended June 30, 2019, the average daily note balance was $79,888,582 at a weighted average interest rate of 3.16%, excluding any commitment fee. With respect to the note balance, interest expense of $1,271,925 and uncommitted balance fee of $31,647.09 are included in interest expense in the Statement of Operations.

On November 16, 2017, the Fund entered into an agreement with BNP Paribas Securities Corporation (“BNP Securities”) under which it may from time to time enter into reverse repurchase transactions pursuant to the terms of a master repurchase agreement and related annexes (collectively the “Repurchase Agreement”). A reverse repurchase transaction is a repurchase transaction in which the Fund is the seller of securities or other assets and agrees to repurchase them at a date certain or on demand. Pursuant to the Repurchase Agreement, the Fund may agree to sell securities or other assets to BNP Securities for an agreed-upon price (the “Purchase Price”), with a simultaneous agreement to repurchase such securities or other assets from BNP Securities for the Purchase Price plus a price differential that is economically similar to interest. The price differential is negotiated for each transaction.

On February 16, 2018, the Fund entered into a bridge credit agreement (the “Bridge Agreement”) with KeyBank, NA (“KeyBank”) whereby KeyBank agreed to loan the Fund up to $36,500,000. The interest is paid at a rate of LIBOR + 2.00%. The Fund paid an upfront fee of $182,500 to KeyBank as a condition to closing. On February 16, 2018, KeyBank loaned $20 million to the Fund as a part of the Bridge Agreement. On May 29, 2018, the Fund amended the Bridge Agreement with KeyBank whereby KeyBank agreed to loan the Fund up to $71,500,000 with a refinancing date of August 31, 2018, subject to extensions. The Fund paid an upfront fee of $52,500 to KeyBank as a condition to add the new maturity and updated commitment. On August 14, 2018, the Fund amended and restated the Bridge Agreement with KeyBank whereby KeyBank agreed to loan the fund up to $75,000,000. On September 14, 2018, the available balance stepped down to $60,000,000. The Fund paid an upfront fee of $375,000 to KeyBank as a condition to closing. The maturity date is August 29, 2020, subject to extensions, and interest is paid at a rate of LIBOR + 2.00%. As of December 31, 2018, the carrying value of the Committed Facility Agreement was $55,400,000. The fair value of the outstanding Committed Facility Agreement was estimated to be $55,639,130, and would be categorized as Level 3 within the fair value hierarchy. The fair value was estimated based on discounting the cash flows owed using a discount rate of 0.50% over the 90-day risk free rate.

For the year ended June 30, 2019, the average daily note balance was $35,538,767 at a weighted average interest rate of 4.11%, excluding any commitment fee. With respect to the note balance, interest expense of $1,477,257 and uncommitted balance fee of $215,937 are included in interest expense in the Statement of Operations.

Note 7. Asset Coverage

The Fund is required to maintain 300% asset coverage with respect to amounts outstanding (excluding short-term borrowings) under its various leverage facilities. Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank borrowings and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Fund’s debt outstanding and asset coverage was as follows:

Date	Total Amount Outstanding		% of Asset Coverage of Indebtedness
6/30/2019	$239,975,707		524.7%
12/31/2018	239,507,979		420.5%
12/31/2017	31,933,494		1,954.8
12/31/2016	124,983,081		431.9
12/31/2015	186,625,315	(1)	296.2	(1)(2)
12/31/2014	385,336,455		323.0
12/31/2013	318,500,000		327.5
12/31/2012	225,000,000		311.7
12/31/2011	173,000,000		356.1
12/31/2010	120,000,000		510.6
12/31/2009	112,000,000		509.6

(1)	Excludes borrowings of $29,300,000 deemed to be short-term in nature.
(2)

The Fund closes its net asset value daily, and using asset prices available at the time of the December 31, 2015 NAV close, the Fund calculated asset coverage of greater than 300%. The Fund received updated prices for certain instruments in January that were used for financial reporting purposes as part of this report. These updated prices pushed the percentage of asset coverage down to 296.2%. As of February 4, 2016, the date that the Fund declared the February monthly dividend, the percentage of asset coverage was over 300%.

Semi-Annual Report	25

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2019	NexPoint Strategic Opportunities Fund

Note 8. Investment Advisory, Administration and Trustee Fees

Investment Advisory Fee

The Investment Adviser to the Fund receives an annual fee, paid monthly, in an amount equal to 1.00% of the average weekly value of the Fund’s Managed Assets. The Fund’s “Managed Assets” is an amount equal to the total assets of the Fund, including any form of leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

Administration Fee

The Investment Adviser provides administrative services to the Fund. For its services, the Investment Adviser receives an annual fee, payable monthly, in an amount equal to 0.20% of the average weekly value of the Fund’s Managed Assets. Under a separate sub-administration agreement, the Investment Adviser has delegated certain administrative functions to State Street Bank and Trust Company. The Investment Adviser pays State Street Bank and Trust Company directly for these sub-administration services.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex overseen by such Trustee based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act as of the date of this report.

The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Indemnification

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses.

The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Note 9. Disclosure of Significant Risks and Contingencies

The primary risks of investing in the Fund are described below in alphabetical order:

Counterparty Risk

Counterparty risk is the potential loss the Fund may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty risk is measured as the loss the Fund would record if its counterparties failed to perform pursuant to the terms of their obligations to the Fund. Because the Fund may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Fund may be exposed to the credit risk of their counterparties. To limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Emerging Markets Risk

Any investments in Emerging Market Countries (countries in which the capital markets are developing) may involve greater risks than investments in more developed markets and the prices of such investments may be more volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

Illiquid and Restricted Securities Risk

Certain investments made by the Fund are, and others may be, illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability. Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Fund, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on

26	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2019	NexPoint Strategic Opportunities Fund

resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at a Fund’s expense, the Fund’s expenses would be increased. A high percentage of illiquid securities in a Fund creates a risk that such a Fund may not be able to redeem its shares without causing significant dilution to remaining shareholders.

Leverage Risk

The Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.

REIT-Specific Risk

Real estate investments are subject to various risk factors. Generally, real estate investments could be adversely affected by a recession or general economic downturn where the properties are located. Real estate investment performance is also subject to the success that a particular property manager has in managing the property.

Risks Associated with Options on Securities

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When the Fund writes a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security in exchange for the strike price.

When the Fund writes a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Risks of Investing in Obligations of Stressed, Distressed and Bankrupt Issuers

The Fund may invest in companies that are troubled, in distress or bankrupt. As such, they are subject to a multitude of legal, industry, market, environmental and governmental forces that make analysis of these companies inherently difficult. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Fund. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.

Risks of Investing in Senior Loans

The risk that the issuer of a senior may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of the senior loan or reduce the Fund’s returns. The risks associated with senior loans are similar to the risks of high yield debt securities. Senior loans and other debt securities are also subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, senior loans may not mitigate price declines in a long-term interest rate environment. The Fund’s investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers.

Risks of Non-Diversification and Other Focused Strategies

While the Investment Adviser invests in a number of fixed income and equity instruments issued by different issuers and employs multiple investment strategies with respect to the Trust’s investment portfolio, it is possible that a significant amount of the Trust’s investments could be invested

Semi-Annual Report	27

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2019	NexPoint Strategic Opportunities Fund

in the instruments of only a few companies or other issuers or that at any particular point in time one investment strategy could be more heavily weighted than the others. The focus of the Trust’s investment portfolio in any one issuer would subject the Trust to a greater degree of risk with respect to defaults by such issuer or other adverse events affecting that issuer, and the focus of the portfolio in any one industry or group of industries would subject the Trust to a greater degree of risk with respect to economic downturns relating to such industry or industries. The focus of the Trust’s investment portfolio in any one investment strategy would subject the Trust to a greater degree of risk than if the Trust’s investment portfolio were varied in its investments with respect to several investment strategies.

Reverse Repurchase Agreement Risk

The Fund may enter into reverse repurchase transactions with BNP Securities or other banks and securities dealers. A reverse repurchase transaction is a repurchase transaction in which the Fund is the seller of, rather than the investor in, securities or other assets and agrees to repurchase them at a date certain or on demand. Use of a reverse repurchase transaction may be preferable to a regular sale and later repurchase of securities or other assets because it avoids certain market risks and transaction costs. Reverse repurchase transactions involve the risk that the market value of securities and/or other assets purchased by the Fund with the proceeds received by the Fund in connection with such reverse repurchase transactions may decline below the market value of the securities the Fund is obligated to repurchase under such reverse repurchase transactions. They also involve the risk that the counterparty liquidates the securities delivered to it by the Fund under the reverse repurchase agreement following the occurrence of an event of default under the reverse repurchase agreement by the Fund. At the time when the Fund enters into a reverse repurchase transactions, liquid securities (cash, U.S. Government securities or other debt obligations) of the Fund having a value at least as great as the Purchase Price of the securities to be purchased will be segregated on the books of the Fund throughout the period of the obligation. The use of these investment strategies may increase net asset value fluctuation.

Short Sales Risk

Short sales by the Fund that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Gain Contingency

Claymore Holdings, LLC, a partially-owned affiliate of the Fund, is engaged in ongoing litigation that could result in a possible gain contingency to the Fund. The probability, timing, and potential amount of recovery, if any, are unknown.

Valuation Risk

Certain of the Fund’s assets are fair valued, including the Fund’s primary illiquid asset, TerreStar. TerreStar is a nonoperating company that does not currently generate revenue and which primarily derives its value from two spectrum frequencies, the license with respect to one of which was terminated by the FCC and is being contested by TerreStar on technical and public policy grounds. TerreStar currently anticipates such contest may take between 12 to 30 months and expects deployment of its other spectrum asset to require a similar period of time. If TerreStar is ultimately unsuccessful in its efforts, the terminated license would not be reinstated and the value of the TerreStar equity would likely be materially negatively impacted. The fair valuation of TerreStar involves uncertainty as it is materially dependent on these estimates. With regard to the likelihood of TerreStar regaining the terminated license, the Investment Adviser assigned a high probability of success, based in part in consultation with outside experts.

Note 10. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the period ended June 30, 2019, were as follows:

Other Securities
Purchases	Sales
$219,130,070	$97,613,561

28	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2019	NexPoint Strategic Opportunities Fund

Note 11. Affiliated Issuers

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund as of December 31, 2019:

Issuer	Shares at December 31, 2018	Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales of Affiliated Issuers	Change Unrealized Appreciation/ Depreciation	Ending Value as of June 30, 2019	Shares at June 30, 2019	Affiliated Income
Majority Owned, Not Consolidated
NexPoint Real Estate Opportunities, LLC, REIT (Common Stocks)	123,002,415	$231,921,053	$28,011,021	$—	$—	$17,635,360	$277,567,434	137,504,921	$4,300,770
Specialty Financial Products, Ltd. (Common Stocks)	33,685,010	36,821,085	5,374,901	(1,500,000)	—	(2,043,538)	38,652,448	38,901,417	—
Other Affiliates
Gambier Bay LLC(1)	2,102,020	241,732	—	(1,810,258)	—	1,568,526	—	—	—
LLV Holdco LLC (U.S. Senior Loans, Common Stocks & Warrants)	9,708,922	7,741,953	—	—	—	1,332,518	9,074,471	11,343,088	—
NexPoint Residential Trust, Inc.	39,394	1,380,760	1,523,544	(23,194)	45	417,804	3,298,959	79,685	9,637
TerreStar Corp. (U.S. Senior Loans & Common Stocks)	20,041,413	56,921,521	8,665,453	—	—	(5,795,928)	59,791,046	21,584,403	2,102,601
Other Controlled
Allenby (Common Stocks)	585,035	1	22,746	—	—	(22,747)	—	607,781	—
Claymore (Common Stocks)	1,874,553	2	71,180	—	—	(71,180)	2	1,945,733	—

Total	191,038,762	$335,028,107	$43,668,845	$(3,333,452)	$45	$13,020,815	$388,384,360	211,967,028	$6,413,008

(1)	Includes the value of iHeart Communications, Inc. bonds as of December 31, 2017 and subsequent activity.

Note 12. Rights Offering and Stock Repurchase Plan

On April 19, 2017, the Fund announced a non-transferable rights offering (the “2017 Offering”) to purchase additional shares of common stock of the Fund. Each shareholder of record on May 5, 2017 received one right for each common share held. Holders were entitled to purchase one new share of common stock for every three rights held at a subscription price of $20.93 per share, which was calculated as the lesser of (1) 95% of the reported net asset value on May 24, 2017 (the “2017 Expiration Date”), or (2) 95% of the average of the last reported sales price of the Fund’s common shares on NYSE on the 2017 Expiration Date and on each of the four trading days preceding the 2017 Expiration Date. The 2017 Offering was oversubscribed, with total subscriptions equal to 233% of the primary offering. As a result of the 2017 Offering and the Fund’s exercise of an over-allotment option, 6,682,882 additional shares were issued. On November 2, 2016, the Fund announced a stock repurchase plan (the

“Repurchase Plan”) initially sized at $10 million as approved by the Board. The Repurchase Plan was scheduled to begin in December 2017 and continue for approximately six months. In connection with the Offering, the Board approved the extension of the Repurchase Plan for a period of one year from the 2017 Expiration Date. The Repurchase Plan expired on May 24, 2018. No repurchases were made as part of the repurchase plan prior to its expiration.

On April 20, 2018, the Fund announced a non-transferable rights offering (the “2018 Offering”) to purchase additional shares of common stock of the Fund. Each shareholder of record on May 9, 2018 received one right for each common share held. Holders were entitled to purchase one new share of common stock for every three rights held at a subscription price of $21.30 per share, which was calculated as the lesser of (1) 95% of the reported net asset value on May 29, 2018 (the “2018 Expiration Date”), or (2) 95% of the average of the last reported sales price of the Fund’s common shares on NYSE on the 2018 Expiration Date and on each of the four

Semi-Annual Report	29

NOTES TO FINANCIAL STATEMENTS (unaudited) (concluded)

June 30, 2019	NexPoint Strategic Opportunities Fund

trading days preceding the 2018 Expiration Date. The 2018 Offering was oversubscribed, with total subscriptions equal to 177% of the primary offering. As a result of the 2018 Offering and the Fund’s exercise of an over-allotment option, 9,494,823 additional shares were issued.

Note 13. New Accounting Pronouncements

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20). The amendments in this update shorten the amortization period for certain callable debt securities held at premium. Specifically, the amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. For public entities this update will be effective for fiscal years beginning after December 15, 2018, and for interim periods within those fiscal years. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in this update modify a number of disclosure requirements on fair value measurements required to be reported under Topic 820, Fair Value Measurement. The amendments in this update are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s financial statements.

Note 14. Unconsolidated Significant Subsidiaries

In accordance with Regulation S-X and GAAP, the Fund is not permitted to consolidate any subsidiary or other entity that is not an investment company, including those in which the Fund has a controlling interest unless the business of the controlled subsidiary consists of providing services to the Fund. In accordance with Regulation S-X Rules 3-09 and 4-08(g), the Fund evaluates its unconsolidated controlled subsidiaries as significant subsidiaries under the respective rules. As of June 30, 2019, both NexPoint Real Estate Opportunities, LLC and NexPoint Real Estate Capital, LLC were considered significant unconsolidated subsidiaries under Regulation S-X Rule 4-08(g). Both subsidiaries are wholly owned by the Fund. Based on the requirements under Regulation S-X Rule 4-08(g), the summarized consolidated financial information of these significant unconsolidated subsidiaries is presented below:

	NexPoint Real Estate Capital, LLC June 30, 2019 Unaudited	NexPoint Real Estate Opportunities, LLC June 30, 2019 Unaudited
Balance Sheet:
Current Assets	$3,784,000	$15,861,000
Noncurrent Assets	32,736,000	436,914,000

Total Assets	36,520,000	452,775,000
Current Liabilities	190,000	15,390,000
Noncurrent Liabilities	703,000	225,933,000

Total Liabilities	893,000	241,323,000
Preferred Stock	100,000	125,000
Non-controlling interest (in consolidated investments)	—	(3,230,000)
Invested Equity	35,527,000	214,557,000

Total Equity	35,627,000	211,452,000

	NexPoint Real Estate Capital, LLC For the Period Ended June 30, 2019 Unaudited	NexPoint Real Estate Opportunities, LLC For the Period Ended June 30, 2019 Unaudited
Summary of Operations:
Net Sales	$2,511,000	$17,088,000
Gross Profit	2,477,000	2,241,000
Net Income	2,464,000	2,077,000
Net Income attributable to non-controlling interest (in consolidated investments), preferred shares, and other comprehensive income	13,000	164,000

Note 15. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and no such subsequent events were identified.

30	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited)

June 30, 2019	NexPoint Strategic Opportunities Fund

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting American Stock Transfer & Trust Company, LLC (“AST” or the “Plan Agent”), as agent for shareholders in administering the Plan, a registered owner will receive newly issued Common Shares for all dividends declared for Common Shares of the Fund. If a registered owner of Common Shares elects not to participate in the Plan, they will receive all dividends in cash paid by check mailed directly to them (or, if the shares are held in street or other nominee name, then to such nominee) by AST, as dividend disbursing agent. Shareholders may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting AST, as dividend disbursing agent, at the address set forth below.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date;

otherwise such termination or resumption will be effective with respect to any subsequently declared dividend. Some brokers may automatically elect to receive cash on the shareholders’ behalf and may reinvest that cash in additional Common Shares of the Fund for them. The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s Common Shares are registered.

Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent through receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”). The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the net asset value per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Declaration Date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan. There will be no brokerage charges with respect to Common Shares issued directly by the Fund.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional Common Shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and pay a brokerage commission of $0.05 per share sold. The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund

Semi-Annual Report	31

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2019	NexPoint Strategic Opportunities Fund

reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219; telephone (718) 921-8200.

Shareholder Loyalty Program

To promote loyalty and long-term alignment of interests among the Fund’s shareholders, the Investment Adviser offers an incentive to shareholders that buy and hold the Fund’s common shares for a period of at least twelve months through its Shareholder Loyalty Program (the “Program”). To participate in the Program, existing shareholders must open an account (the “Account”) with the Program’s administrator, American Stock Transfer & Trust Company (“AST”). Subsequently, if a participant makes contributions to the Account during a defined trading period to purchase shares, the Investment Adviser will make a corresponding contribution equal to 2% of the participant’s contributions. For example, if a participant contributes $10,000 to the Account during a defined trading period to purchase shares, the Adviser will make a corresponding contribution of $200, to purchase additional shares for the participant (the “Bonus Shares”). In addition, Program participants will not be required to pay any customary selling commissions or distribution fees on the purchase of shares under the Program. The Investment Adviser will bear the costs of brokerage fees in connection with the Program. While the portion of the Fund’s common shares that are acquired through the participant’s contribution will vest immediately, Bonus Shares will not vest until the first anniversary of the date that the Bonus Shares were purchased. Vested shares will be held in the Account and Bonus Shares will be held in an account at AST for the conditional benefit of the shareholder. Under the Program, participants must purchase a minimum of $10,000 worth of shares in the initial subscription and $5,000 in each subsequent subscription, unless the Investment Adviser, in its sole discretion, decides to permit subscriptions for a lesser amount. If the Fund’s common shares are trading at a discount, AST will purchase common shares on behalf of participants in open-market purchases. If the Fund’s common shares are trading at a premium, AST may purchase common shares on behalf of participants in open market purchases or the Fund may sell common shares to the Shareholder Loyalty Program by means of a prospectus or otherwise. All dividends received on shares that are purchased under the Program will be automatically reinvested through the Program. A participant’s interest in a dividend paid to the holder of a vested share will vest immediately. A participant’s interest in a dividend paid to the holder of a Bonus Share will vest at the same time that the Bonus Share’s vesting requirements are met. In addition, for dividends paid to holders of shares that were purchased with a participant’s contributions, the Investment Adviser will make a corresponding contribution to the amount of the reinvested dividend equal to 2% of the dividend amount. AST maintains all shareholders’ accounts in the Program and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Program participant will be held by AST on behalf of the Program participant, and each shareholder proxy will include those shares purchased or received pursuant to a Program. AST will forward all proxy solicitation materials to participants and vote proxies for shares held under the Program in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, AST will administer the Program on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Program. The Fund and the Investment Adviser reserve the right to amend or terminate the Program. To help align the interests of the Investment Adviser’s employees with the interests of the Fund’s shareholders, the Investment Adviser offers a similar program to its employees. Participants in the Program should be aware that their receipt of Bonus Shares under the Program constitutes taxable income to them. In addition, such participants owe taxes on that portion of any distribution that constitutes taxable income in respect of shares of our common stock held in their Program accounts, whether or not such shares of common stock have vested in the hands of the participants. To the extent any payments or distributions under the Program are subject to U.S. federal, state or local taxes, the Fund, any participating affiliate of the Fund or the agent for the Program may satisfy its tax withholding obligation by (1) withholding shares of Stock allocated to the participant’s account, (2) deducting cash from the participant’s account or (3) deducting cash from any other compensation the participant may receive. Program participants should consult their tax advisers regarding the tax consequences to them of participating in the Program. The Program may create an incentive for shareholders to invest additional amounts in the Fund. Because the Investment Adviser’s management fee is based on a percentage of the assets of the Fund, the Program will result in increased net revenues to the Investment Adviser if the increase in the management fee due to the increased asset base offsets the costs associated with establishing and maintaining the Program.

Approval of NexPoint Strategic Opportunities Fund Investment Advisory Agreement

The Fund has retained NexPoint Advisors, L.P. (the “Investment Adviser”) to manage the assets of the Fund

32	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2019	NexPoint Strategic Opportunities Fund

pursuant to an investment advisory agreement between the Investment Adviser and the Fund (the “Agreement”). The Agreement was initially approved by the Funds’ Board of Trustees, including a majority of the Independent Trustees.

Following the initial two-year term, the Agreement continues in effect from year-to-year, provided that such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund or by the Board of Trustees and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose.

During telephonic meetings held on August 16, 2018 and August 28, 2018, the Board of Trustees gave preliminary consideration to information bearing on the continuation of the Agreement for a one-year period commencing November 1, 2018 with respect to the Fund. The primary objective of the meetings was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in evaluating the continuation of the Agreement, and to request any additional information they considered reasonably necessary for their deliberations.

At an in-person meeting held on September 16-17, 2018, the Board of Trustees, including the Independent Trustees, approved the continuance of the Agreement for a one-year period commencing on November 1, 2018. As part of its review process, the Board of Trustees requested, through Fund counsel and its independent legal counsel, and received from the Investment Adviser, various information and written materials in connection with meetings of the Board of Trustees, including: (1) information regarding the financial soundness of the Adviser and the profitability of the Agreement to the Investment Adviser; (2) information on the advisory and compliance personnel of the Investment Adviser, including compensation arrangements; (3) information on the internal compliance procedures of the Investment Adviser; (4) comparative information showing how the Fund’s fees and operating expenses compare to those of other accounts of the Investment Adviser and comparable funds managed by unaffiliated advisers, both of which follow investment strategies similar to those of the Fund; (5) information on the investment performance of the Fund, including comparisons of the Fund’s performance against that of other registered investment companies and comparable funds that follow investment strategies similar to those of the Fund; (6) information regarding brokerage and portfolio transactions; and (7) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser. After the August 2018 meetings, the Trustees requested that the Investment Adviser provide additional information regarding various matters. In addition, the Trustees received an independent report from Morningstar Inc. (“Morningstar”), an independent source of investment company data, relating to the Fund’s performance, volatility and expenses compared to the performance, volatility and expenses of a peer group determined by Morningstar to be comparable. The Trustees also relied on information provided at periodic meetings of the Board of Trustees over the course of the year. The Trustees reviewed various factors discussed in independent counsel’s legal memoranda regarding their responsibilities in considering the Agreement, the detailed information provided by the Investment Adviser and other relevant information and factors. The Trustees’ conclusions as to the approval of the Agreement were based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

The nature, extent, and quality of the services to be provided by the Investment Adviser

The Board of Trustees considered the portfolio management services to be provided by the Investment Adviser under the Agreement and the activities related to portfolio management, including use of technology, research capabilities, and investment management staff. The Trustees discussed the relevant experience and qualifications of the personnel providing advisory services, including the background and experience of the members of the Fund’s portfolio management team. The Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Investment Adviser. The Trustees also reviewed and discussed information regarding the Investment Adviser’s compliance policies, procedures and personnel, including portfolio manager compensation arrangements. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and investment methods essential to performing their duties under the Agreement, and that the nature and the quality of such advisory services were satisfactory.

The Investment Adviser’s historical performance in managing the Fund

The Board of Trustees reviewed the historical performance of the Fund over various time periods and reflected on previous discussions regarding matters bearing on the Investment Adviser’s performance at its meetings throughout the year. With respect to the Fund, the Trustees discussed the historical performance of the Fund and contrasted the relative performance of the Fund and its portfolio management team to that of the Fund’s peers, as represented by certain other registered investment companies and comparable funds that follow investment strategies similar to the Fund,

Semi-Annual Report	33

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2019	NexPoint Strategic Opportunities Fund

as well as comparable indices and the Fund’s applicable Morningstar category. The Trustees concluded that the Fund’s performance or other relevant factors supported the continuation of the Agreement relating to the Fund for an additional one-year period.

Among other data relating specifically to the Fund’s performance, the Board took note of Morningstar’s explanatory note concerning its peer grouping analysis that, due to the limited number of funds in the closed-end universe, Morningstar included peers from both the Fund’s native tactical allocation category, as well as the allocation 50-70% equity category, and relaxed its asset size criterion significantly in order to include a sufficient number of funds.

The Board then considered that the Fund outperformed its benchmark index, the Bloomberg Barclays U.S. Aggregate Bond TR USD Index over the one-, three, five- and 10-year periods ended June 30, 2017; however it underperformed over the 3-year period ended June 30, 2018. The Board noted that the Fund underperformed its Morningstar peer group median and classification median over the three-year period; however, it outperformed its Morningstar peer group median and classification median for the one- and five-year periods ended June 30, 2018. The Board also took into account management’s discussion of the Fund’s performance. With respect to performance that lagged the Fund’s Morningstar peer group median, category median and/or benchmark for certain periods, the Trustees considered information provided by the Investment Adviser relating to the attribution of performance results for the Fund, including information that demonstrated that the Fund’s underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Investment Adviser that were reasonable under the circumstances prevailing at the time and consistent with the Fund’s investment objective and policies.

With respect to the Fund, the Trustees concluded that the Fund’s performance and other relevant factors supported the continuation of the Agreement.

The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and its affiliates from their relationship with the Fund

The Board of Trustees also gave consideration to the fees payable under the Agreement, the expenses the Investment Adviser incur in providing advisory services and the profitability to the Investment Adviser from managing the Fund, including: (1) information regarding the financial condition of the Investment Adviser; (2) information regarding the total fees and payments received by the Investment Adviser for its services and, with respect to the Investment Adviser, whether such fees are appropriate given economies of scale and other considerations; (3) comparative information showing (a) the fees payable under the Agreement versus the investment advisory fees of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Fund and (b) the expense ratios of the Fund versus the expense ratios of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Fund; and (4) information regarding the total fees and payments received and the related amounts waived and/or reimbursed by the Investment Adviser for providing administrative services with respect to the Fund under separate agreements and whether such fees are appropriate. The Trustees also considered the so-called “fall-out benefits” to the Investment Adviser with respect to the Fund, such as the reputational value of serving as Investment Adviser to the Fund, potential fees paid to the Investment Adviser’s affiliates by the Fund or portfolio companies for services provided, including administrative services provided to the Fund by the Investment Adviser pursuant to separate, the benefits of scale from investment by the Fund in affiliated funds, and the benefits of research made available to the Investment Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions, and, with respect to any Fund investments in one or more other funds in the Highland fund complex, the fees paid to the Investment Adviser of the underlying Fund and its affiliates with respect to such investments. After such review, the Trustees determined that the anticipated profitability rates to the Investment Adviser with respect to the Agreement were fair and reasonable. The Trustees also took into consideration the amounts waived and/or reimbursed, if any, where expense caps or advisory fee waivers had been implemented.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders

The Board of Trustees considered the respective asset levels of the Fund over time and historical net expenses relative to such asset levels, the information provided by the Investment Adviser relating to their costs and information comparing the fee rates charged by the Investment Adviser with fee rates charged by other unaffiliated investment advisers to their clients. The Trustees concluded that the fee structures are reasonable, and with respect to the Investment Adviser, should result in a sharing of economies of scale in view of the information provided. The Board determined to continue to review ways, and the extent to which, economies of scale might be shared between the Investment Adviser, on the one hand and shareholders of

34	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited) (concluded)

June 30, 2019	NexPoint Strategic Opportunities Fund

the Fund on the other. The Board also requested that the Investment Adviser consider ways in which economies of scale can be shared with Fund shareholders.

Conclusion

Throughout the process, the Board of Trustees was advised by Fund counsel and independent legal counsel, and was empowered to engage such other third parties or request additional information as it deemed appropriate. Following a further discussion of the factors above and the merits of the Agreement and its various provisions, it was noted that in considering the approval of the Agreement, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all of the factors and reasons discussed above, the Trustees, including the Independent Trustees, unanimously agreed that the Agreement, including the advisory fees to be paid to the Investment Adviser, is fair and reasonable to the Fund in light of the services that the Investment Adviser provides, the expenses that it incurs and the reasonably foreseeable asset levels of the Fund.

Submission of Proposal to a Vote of Shareholders

The annual meeting of shareholders of the Fund was held on June 22, 2018. The following is a summary of the proposal submitted to shareholders for a vote at the meeting and the votes cast.

Proposal	Votes For	Votes Withheld
To elect John Honis as a Class III Trustee of the Fund, to serve for a three-year term expiring at the 2021 Annual Meeting.	19,604,202	672,866
To elect Dustin Norris as a Class III Trustee of the Fund, to serve for a three-year term expiring at the 2021 Annual Meeting.	19,755,210	521,858

In addition to the two Trustees who were elected at the annual meeting, as noted above, the following other Trustees continued in office after the Fund’s annual meeting: Dr. Bob Froehlich, Timothy K. Hui, Ethan Powell and Bryan A. Ward.

Semi-Annual Report	35

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

NexPoint Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2121 N. Pearl Street, Suite 2000,

Dallas, TX 75201

Fund Counsel

K&L Gates LLP

1 Lincoln Street

Boston, MA 02111

This report has been prepared for shareholders of NexPoint Strategic Opportunities Fund (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-866-351-4440 to request that additional reports be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended December 31, are available (i) without charge, upon request, by calling 1-866-351-4440 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. Shareholders may also obtain the Form N-Q by visiting the Fund’s website at www.NexPointAdvisors.com.

On June 28, 2018, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive officer and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting, as applicable.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-866-351-4440.

36	Semi-Annual Report

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NexPoint Strategic Opportunities Fund

6201 15th Avenue

Brooklyn, NY 11219

NexPoint Strategic Opportunities Fund	Semi-Annual Report, June 30, 2019

www.nexpointadvisors.com	NHF-SAR-0619

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Semi-Annual Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in NexPoint Strategic Opportunities Fund’s (the “Registrant”) most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Purchases were made by “affiliated purchasers” during the period covered by this report:

AFFILIATED PURCHASES OF EQUITY SECURITIES

Period	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs

October 1 through October 31, 2018	82,441	21.53	–	–
November 1 through November 31, 2018	62,911	21.64	–	–
December 1 through December 31, 2018	10,170	19.90	–	–
May 1 through May 31, 2019[1]	905,613	17.74	905,613	–

[1]	Purchases by affiliates as a part of the Registrant’s Common Shares Rights Offering in May 2019.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board.

Item 11. Controls and Procedures.

(a)

Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Remediation of Material Weakness in Internal Control over Financial Reporting. As of June 30, 2019, management remediated the material weakness previously identified as of December 31, 2018 relating to the application of ASC 820 and the reasonableness and reliability of assumptions used in the fair value model which is monitored by the Valuation Committee through the operation of a review control (the “Material Weakness”). This control was not designed at an appropriate level of precision to ensure the accurate valuation of Level 3 securities. The Material Weakness resulted in material pricing errors related to a hard-to-value security held by the Registrant over a period of time.

The steps management took to remediate this Material Weakness included: i) enhancing a separate review control by adding control activities designed to operate at a level of precision which will enable such errors to be detected and by adding an additional member to the Valuation Sub-Committee to conduct such control activities, ii) providing additional training to members of its Valuation Sub-Committee and Valuation Committee with respect to the application of ASC 820 and the usage of subject matter expert inputs as inputs to fair value determinations, and iii) creating and implementing a guide for use of the Valuation Sub-Committee and the Valuation Committee for the application of ASC 820 to fair value models.

As a result of the remediation activities, management has determined that its controls were designed appropriately and at a sufficient level of precision, and have been operating effectively for a sufficient period of time, such that the Material Weakness previously identified as of December 31, 2018 has been remediated as of June 30, 2019.

(b)

Changes in Internal Controls. Other than the completed enhancements to controls noted above, there have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEXPOINT STRATEGIC OPPORTUNITIES FUND

By (Signature and Title):	/s/ James Dondero
James Dondero
President and Principal Executive Officer

Date: September 9, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ James Dondero
James Dondero
President and Principal Executive Officer

Date: September 9, 2019

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer and Principal Financial Officer

Date: September 9, 2019